Income taxes	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Income taxes [Text Block]
15.	Income taxes

a) Tax expense

Tax expense comprises the following:

	2017	2016	2015
Current income tax expense	$3,298	$1,089	$23,365
Deferred income tax recovery	(7,691)	(21,027)	4,626
Income tax (recovery)	($4,393)	($19,938)	$27,991

Income tax expense differs from the amount that would result from applying the Canadian federal and provincial income tax rates to earnings from continuing operations before taxes. These differences result from the following items:

	2017	2016	2015
Loss before income taxes	($337,769)	($135,432)	$18,734
Canadian federal and provincial income tax rate	26.5%	26.5%	26.5%
Expected income tax (recovery)	(89,509)	(35,889)	4,965
(Increase) decrease attributable to:
Effect of different foreign statutory rates on earnings of subsidiaries	(11,416)	(2,930)	998
Share-based payments	1,148	1,986	1,882
Amounts allowable for tax purposes	(6,290)	(9,592)	(10,357)
Impact of foreign exchange and inflation	(7,709)	27,180	24,595
Withholding taxes on intercompany interest	3,800	3,308	2,614
Royalty taxes in Mexico	(149)	115	769
Impairment of mining interest	79,069	(5,827)	-
Benefit of tax losses and temporary differences not recognized	26,663	1,711	2,525
Income tax (recovery)	($4,393)	($19,938)	$27,991

b) Deferred tax liabilities and assets

The significant components of the Company’s deferred tax liabilities and assets are as follows:

	2017	2016
Deferred tax assets
Non-capital losses	$-	$8,183
Decommissioning liability to be recovered	472	1,315
Deduction for Mexican royalty taxes	-	9,565
Accruals and other	-	2,338
	$472	$21,401
Deferred tax liability
Accruals and other	(26)	-
Mining interests	(7,903)	$46,066)
Net deferred tax liability	($7,457)	($24,665)

A reconciliation of net deferred tax liability to the amounts presented in the consolidated statements of financial position follows:

	2017	2016
Deferred tax asset	$-	$3,763
Deferred tax liability	(7,457)	(28,428)
Net deferred tax liability	($7,457)	($24,665)

The movement in deferred income tax balances is explained as follows:

	2017	2016
As at January 1	($24,665)	($49,326)
Deferred tax recovery	13,408	22,553
Flow through share premium credit charged to deferred tax expense	-	(1,200)
With holding expense accrued as tax payable	3,800	3,308
Warrant expiry	-	-
As at December 31	($7,457)	($24,665)

Given recent San Dimas performance, the Company deteremined that it could not deem future taxable income to be probable under current operating conditions. Therefore, no deferred tax assets have been recognized. Of the Company’s total deferred tax liability of $7.5 million (2016 - $28.4 million), $0.6 million (2016 - $5.2 million) is expected to reverse within twelve months of the statement of financial position date and the remainder after twelve months of the statement of financial position date.

The Company has total unused Canadian losses of $235.4 million (2016 - $221.0 million) that are available to be applied against future taxable income. These losses expire from 2025 to 2037. Of these losses, $122 million (2016 - $132 million) are restricted to use only against income from the same or similar business that created these losses.

Deductible temporary differences, unused tax losses and their tax effect for which no deferred tax assets have been recognized are attributable to the following:

	Temporary Differences		Tax effect
	2017	2016	2017	2016
Non-capital losses	$210,071	$203,529	$53,360	$51,885
Capital losses	130,612	2,555	17,306	339
Share issuance costs	3,878	5,906	1,028	1,565
Accrued liabilities and other	1,669	1,138	442	302
Resource and equipment tax pools	-	162,143	-	44,442
Ontario mining tax	-	122,796	-	10,438
	$346,230	$498,067	$72,136	$108,971

Following the completion of the Arrangement, the capital losses are expected to expire, and there is uncertainty over whether the non-capital losses can be utilized after the completion of the Arrangement.

c) Challenge to the 2012 APA

Overview

In February 2016 the Mexican tax authority, the SAT, initiated a proceeding seeking to nullify the APA which it issued to the Company in 2012. The APA confirmed the Company’s basis for paying taxes on the price it realized for certain silver sales between 2010 to 2014. If the SAT’s challenge is successful it is likely to have a material adverse effect on the Company’s business, financial condition and results of operations.

Background

In 2004, affiliates of Goldcorp Inc. (“Goldcorp”) entered into a Silver Purchase Agreement with WPM in connection with the San Dimas mine and two other mines in Mexico. Under the Silver Purchase Agreement, Goldcorp received cash and securities in exchange for an obligation to sell the amount of silver extracted from the mines at a price set forth in the Silver Purchase Agreement. In order to satisfy its obligations under the Silver Purchase Agreement, sales were made by Goldcorp through a non-Mexican subsidiary to a WPM subsidiary in the Cayman Islands. Upon Primero’s acquisition of the San Dimas Mine, the Silver Purchase Agreement was amended and restated and Primero assumed all of Goldcorp’s obligations with respect to the San Dimas concession under the Silver Purchase Agreement. Primero did not receive any of the initial consideration that was paid to Goldcorp under the Silver Purchase Agreement.

As amended and restated, the provisions of the Silver Purchase Agreement require that, on a consolidated basis, the Company sell to WPM 100% of silver produced from the San Dimas concessions during a contract year (August 6th to the following August 5th), up to 6 million ounces and 50% of silver produced thereafter, at the lower of (i) the current market price and (ii) $4.04 per ounce plus an annual increase of 1% (the PEM Realized Price). From August 6, 2016 to August 5, 2017, the contract price was $4.28 per ounce (August 6, 2015 to August 5, 2016 - $4.24) . From August 6, 2017 the contract price is $4.32 per ounce. The price paid by WPM under the Silver Purchase Agreement represents the total value that the Company and its affiliates receive for the sale of silver to WPM. The Silver Purchase Agreement continues indefinitely in respect of any silver produced from the San Dimas concessions.

The specific terms of the Silver Purchase Agreement require that the Company sell the silver through one of its non-Mexican subsidiaries, STB, to WPM’s subsidiary, WPMI. As a result, the Company’s Mexican subsidiary that holds the San Dimas concessions, PEM, sells the required amount of silver produced from the San Dimas concessions to STB to allow it to fulfill its obligations under the Silver Purchase Agreement.

When the Company initially acquired the San Dimas mine, the sales from PEM to STB were made at the spot market price while the sales by STB to WPMI were at the contracted PEM Realized Price, which at that time was $4.04 per ounce. In order to reflect commercial realities and the effects of the Silver Purchase Agreement on the Company on a consolidated basis, PEM amended the terms of sales of silver between itself and STB and commenced to sell the amount of silver due under the Silver Purchase Agreement to STB at the PEM Realized Price. For Mexican income tax purposes PEM then recognized the revenue on these silver sales on the basis of its actual realized revenue, which was the PEM Realized Price.

APA

In order to provide the Company with stability and assurances that the SAT would accept the PEM Realized Price as the proper price to use to calculate Mexican income taxes, the Company applied for and received the APA from the SAT. The APA confirmed the PEM Realized Price would be used as the Company’s basis for calculating taxes owed by the Company on the silver sold under the Silver Purchase Agreement. The Company believed that the function of an APA was to provide tax certainty and as a result made significant investments in Mexico based on that certainty. Under Mexican law, an advanced pricing agreement is valid for five years and therefore the APA represented the SAT’s agreement to accept the PEM Realized Price as the basis for calculating taxes for the tax years 2010 through 2014.

Challenge to APA for 2010 – 2014 tax years

In February 2016, the SAT initiated a legal proceeding seeking to nullify the APA, however, the SAT has not identified an alternative basis in the legal claim for calculating taxes on the silver sold by PEM for which it receives the PEM Realized Price. The Company is an ‘interested party’ in this proceeding. If the SAT is successful in retroactively nullifying the APA, the SAT may seek to audit and reassess PEM in respect of its sales of silver in connection with the Silver Purchase Agreement for 2010 through 2014.

In June 2017, as part of the ongoing annual audits of the PEM tax returns, the SAT issued an observations letter for the 2010 tax year. An observations letter is issued to a taxpayer in advance of a reassessment being issued, provides an outline of the SAT’s position on matters under audit, and affords the taxpayer an opportunity to respond to such position in advance of the reassessment being issued. In this observations letter issued to PEM, the SAT made explicit its view that PEM should pay taxes based on the market price of silver which, if successfully applied to its 2010 taxation year, would make PEM liable for an additional $8.5 million of taxes before penalties or interest. As the Company continues to defend the APA in the Mexican legal proceeding, the APA remains valid and the Company will vigorously dispute any reassessment that may be issued in the future on a basis that assesses taxes on its silver revenues that is inconsistent with the APA. The observations letter does not represent a tax reassessment and no liability has been recognized in the financial statements.

In October 2017, the SAT issued an observations letter for the 2011 tax year, with the same explicit view that PEM should pay taxes based on the market price of silver, which if successfully applied to its 2011 taxation year, would make PEM liable for an additional $23.4 million of taxes before penalties or interest. The Company has submitted formal responses to both the 2010 and 2011 observation letters.

While the Company continues to believe its tax filing position based upon the APA is correct, should the Company ultimately be required to pay tax on its silver revenues based on market prices without any mitigating adjustments, the incremental income tax for theyears 2012-2017 would be in the range of $130 - $145 million, before interest or penalties.

The Company vigorously defends the validity of the APA and has filed procedural and substantive responses to the claim. In addition, the Company intends to explore opportunities to minimize the potential impact on the Company in the event that the SAT is successful in its legal claim to nullify the APA, but there is no assurance that the Company will find or be able to implement a reasonable solution.

While the Company continues to vigorously defend the validity of the APA and its transfer pricing position, it is also engaging in dialogue with the SAT seeking to resolve matters and bring tax certainty through a negotiated solution. Primero has also had constructive dialogue with the SAT in relation to outstanding VAT receivables and has received $15.2 million of VAT refunds since July 2017.

Primero Mining Corp.’s claim against the Mexican Government

On June 2, 2016, the Company notified the Mexican Government that the measures taken by the SAT against PEM in connection with the judicial proceeding seeking to retroactively nullify the APA, breached several provisions of Chapter 11 of the North American Free Trade Agreement (“NAFTA”) because these measures are arbitrary, discriminatory, unfair and inequitable. As at December 31, 2017, the Company has the option to commence international arbitration proceedings pursuant to Article 1119 of the NAFTA at a time of its choosing. As Primero is continuing its dialogue with the Mexican Government regarding the Mexican tax authority’s legal claim against the APA, it has temporarily suspended its advancement of international arbitration proceedings against the Mexican Government.

Tax treatment for tax years following 2014

Since January 1, 2015, the Company has continued to record its revenue from the sale of silver for purposes of Mexican tax accounting in a manner consistent with the APA on the basis that the applicable facts and laws have not changed. The Company’s legal and financial advisors continue to believe that the Company has filed its tax returns compliant with applicable Mexican law. Given the legal challenge by the SAT against the APA for the 2010-2014 tax years, the Company currently believes it is unlikely the SAT will agree to an Advance Pricing Agreement for the 2015-2019 tax years on terms similar to the challenged APA. To the extent the SAT determines that the appropriate price of silver sales under the Silver Purchase Agreement, for tax purposes, is significantly different from the PEM Realized Price and, while PEM would have rights of appeal in connection with any reassessments, it is likely to have a material adverse effect on the Company’s business, financial condition and results of operations.

Other

In the observations letters for both the 2010 and 2011 tax years the SAT raised some queries with respect to certain intercompany transactions, and the Company has provided the pertinent information. The observations letters do not represent a tax reassessment and no liability has been recognized in the financial statements related to these queries.